UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

___________________________

CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

___________________________

Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As reported below under Item 5.07 of this Current Report, CNS Pharmaceuticals, Inc. (the “Company”) held its scheduled 2026 Annual Meeting of Stockholders (the “Annual Meeting”) at which the Company’s stockholders approved amendments to the Company's 2020 Equity Plan (the “2020 Plan”) including an increase in the number of shares of common stock, par value $0.001 per share, authorized for issuance under the 2020 Plan by 650,000 shares. As amended, the number of shares of the common stock that may be issued under the 2020 Plan is 765,061 shares (this includes the 650,000 share increase).

For more information about the 2020 Plan and amendments thereto, see the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 21, 2026 (the “Proxy Statement”), the relevant portions of which are incorporated herein by reference. The foregoing description of the amendments to the 2020 Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the 2020 Plan, as amended, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting at 12:00 p.m. ET on September 30, 2026. As of August 10, 2026, the record date for the Annual Meeting, there were 1,461,449 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Annual Meeting, of which 668,188, or 45.72%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of Company common stock are entitled to one vote for each share held. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company's stockholders at the Annual Meeting.

The proposals are described in detail in the Company’s Proxy Statement, the relevant portions of which are incorporated herein by reference.

Proposal 1. Election of Directors – The Company’s stockholders elected Faith Charles, Bettina Cockroft, Michal Fisher, Jeffrey Keyes, Rami Levin and Amy Mahery, as directors of the Company until the Company’s 2027 Annual Meeting of Stockholders, or until their respective successors have been duly elected and qualified, by the following vote:

Director	Votes For	Votes Withheld	Broker Non-Votes
Faith Charles	101,003	4,113	563,072
Bettina Cockroft	102,445	2,671	563,072
Michal Fisher	102,460	2,656	563,072
Jeffrey Keyes	100,524	4,592	563,072
Rami Levin	102,434	2,682	563,072
Amy Mahery	101,295	3,821	563,072

Proposal 2.  Ratification of Appointment of Independent Registered Public Accounting Firm - The Company's stockholders ratified the appointment of MaloneBailey, LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
637,228	30,874	89	0

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Proposal 3. Executive Compensation – The Company’s stockholders approved a resolution approving, on an advisory basis, the compensation paid to the Company’s executive officers, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
98,103	6,682	331	563,072

Proposal 4. Amendment to 2020 Equity Plan Approval - The Company’s stockholders approved amendments to the 2020 Plan including an increase in the number of shares of common stock authorized for issuance by 650,000 shares under the 2020 Plan, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
96,953	8,128	35	563,072

Proposal 5. To Authorize an Adjournment of the Annual Meeting - The Company’s stockholders authorized the adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the above proposals, by the following vote:

Votes For	Votes Against	Abstain	Broker Non-Votes
622,421	45,635	132	0

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

No.	Description
10.1	CNS Pharmaceuticals, Inc. 2020 Equity Plan (as amended and restated)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

By:	/s/ Rami Levin
Rami Levin
Chief Executive Officer and President

Dated: October 1, 2026

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